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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of SpinCycle, Inc. of our report dated March 13, 1998 relating to the financial statements of SpinCycle, Inc., which appears in such prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                          /s/  PRICEWATERHOUSECOOPERS LLP


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                                          PricewaterhouseCoopers LLP


Phoenix, Arizona

September 24, 1998